                                                           Annual Report
                                                           December 31, 1998


                                                           LaSalle Partners
                                                           U.S. Real Estate Fund


                                                           LaSalle Partners
                                                           Master Trust




                 [LOGO OF LASALLE PARTNERS FUNDS APPEARS HERE]




Global Leadership in the New World of Real Estate(SM)

                         LaSalle Partners Master Trust

                    LaSalle Partners U.S. Real Estate Fund

                       Annual Report - December 31, 1998


                               Table of Contents

                                                                             Page
                                                                             ----
Report Highlights........................................................       1
Letter To Shareholders...................................................       2

LaSalle Partners Master Trust - U.S. Real Estate Portfolio
  Statement of Net Assets................................................       8
  Statement of Operations................................................      10
  Statement of Changes in Net Assets.....................................      11
  Financial Highlights...................................................      12
  Notes to Financial Statements..........................................      13
  Report of Independent Accountants......................................      15

LaSalle Partners Funds, Inc. - LaSalle Partners U.S. Real Estate Fund
  Statement of Assets and Liabilities....................................      16
  Statement of Operations................................................      17
  Statement of Changes in Net Assets.....................................      18
  Financial Highlights...................................................      19
  Notes to Financial Statements..........................................      20
  Report of Independent Accountants......................................      23

                    LA SALLE PARTNERS U.S. REAL ESTATE FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 1998
Report Highlights

 .    1998 was a difficult year for REITS and for the Fund. The Fund began operations at the end of March. During this period of operations, the Fund's return was -19.9% and the return on the Wilshire Real Estate Securities Index was -16.6% for the comparable period.

 .    As the real estate market transitioned from the recovery to the equilibrium phase, growth and momentum investors concluded the real estate recovery was over and exited the REIT sector. This change in sentiment, and the speed at which these investors exited the market, led to price declines more severe than the changes in the underlying fundamentals warranted.

 .    The price declines experienced by the REITs in 1998 only make sense in the wake of a serious real estate recession, combining substantial overbuilding with weakened demand caused by a general economic recession.

 .    On the contrary, LaSalle Partners Real Estate Securities' research indicates that 1999 and 2000 should be years of favorable real estate fundamentals, with most markets at equilibrium and strong (8% to 11%) earnings growth for the real estate companies.

 .    Over the longer term, now that REIT stock prices have returned to levels that are close to net asset value, REITs should resume their traditional role of offering high current yields, consistent moderate growth, and lower volatility than the general stock market.

 .    As a result, we believe now is the time to be an aggressive buyer of REITs.

Dear Shareholder:

The LaSalle Partners U.S. Real Estate Fund seeks total return primarily through investments in U.S. real estate securities. The Fund seeks to achieve its investment objective by investing all of its investable assets in the U.S. Real Estate Portfolio of LaSalle Partners Master Trust, which is a separate mutual fund with an identical investment objective managed by LaSalle Partners Real Estate Securities.

LaSalle Partners Real Estate Securities has more than a dozen professionals dedicated solely to investing in public real-estate securities. Its management team brings direct operating experience in property development, management, investment and finance, as well as more than a decade of successful real estate portfolio management experience, to its efforts on behalf of your Fund.

FUND PERFORMANCE

The LaSalle Partners U.S. Real Estate Fund's performance since its commencement of operations on March 30, 1998.

Total Return Performance

The following graph represents the total return based on $10,000 investment made in the LaSalle Partners U.S. Real Estate Fund at the trading commencement date of March 30, 1998 and held through December 31, 1998 as well as the performance of the Wilshire Real Estate Securities Index over the same period. Past performance is not predictive of future performance.

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
                 LaSalle Partners     LaSalle Partners
              US Real Estate Fund -  US Real Estate Fund -  Wilshire Real Estate
               Institutional Class      Retail Class          Securities Index
--------------------------------------------------------------------------------
     3/30/98         10000                 10000                   10000
     6/30/98          9520                  9440                    9540
     9/30/98          8102                  8025                    8405
    12/31/98          8008                  7980                    8340

     ---------------------------------------------------------------------
                                                       Since Commencement
                                                          of Operations
               Total Return                               March 30, 1998
               ------------                               --------------
     LaSalle Partners U.S. Real Estate Fund -
      Institutional Class                                     (19.9%)
     LaSalle Partners U.S. Real Estate Fund -
      Retail Class                                            (20.2%)
     ---------------------------------------------------------------------




On December 31, 1998, the net asset value (NAV) was $7.76 per Class A share and $7.77 per Class B share. In addition, three dividends were paid in 1998, totaling $0.25 per Class A share and $0.22 per Class B share.

1998 was an unusual and disappointing year for REIT stocks. REIT earnings were up a record 15% and their stocks were down 23%. Investors (particularly non-real estate growth and momentum investors) abandoned the sector in 1998 because of concerns about overbuilding, reduced demand for space, and lower earnings growth in 1999. In our view, all of these concerns were overblown.

The results for the Fund were also disappointing, on both an absolute and relative basis. This primarily was a result of our emphasis on the larger, higher growth companies that underperformed the index. This was due, in part, because of the ownership by broad market investors who abandoned the sector in 1998. This withdrawal occurred despite strong operating results.

MARKET COMMENTARY

While 1998 was the best year ever for REIT earnings growth, it turned into the worst year since 1974 for REIT price performance, and the worst year ever in performance relative to the broad market. In our view, 1998's poor performance was due to four principal factors:

 .    The continuing bull market for large cap and high tech stocks drew broad-
     market investors away from REITs, which are normally viewed as small cap companies and defensive stocks. Most money that remained defensive went to the tried-and-true utility sector. The larger real estate mutual funds were selling REITs to meet redemptions virtually the entire year.

 .    Regulatory changes derailed the high-growth paired-share REITs and, in the process, created tremendous confusion and uncertainty regarding the regulatory environment for REITs. Many investors inappropriately interpreted the regulatory changes as having negative economic implications for the overall REIT industry.

 .    Cyclical concerns arose that real estate companies would repeat the development excesses of earlier real estate boom and bust cycles, or chase acquisitions for their own sake. Cap rate declines early in the year made growth by acquisition much more difficult.

 .    Later in the year, concerns surfaced that lack of capital would keep many companies from executing their growth plans (with only limited understanding that restricted capital would itself reduce potential cyclical excesses).


RELATIVE VALUATION

Strong fundamental results combined with poor price performance has created a situation where relative REIT valuations are extraordinarily attractive. A 15% earnings gain, coupled with a performance disadvantage of more than 40% compared to the S&P 500, has created the deepest valuation discount for the real estate sector we have ever seen.

REIT VALUATION VS. S&P 500
--------------------------------------------------------------------------------
                                  At 12/31/97                  At 12/31/98
                              -------------------          -------------------
                              S&P 500      REITS           S&P 500      REITS
                              -------      ------          -------      ------
Forward Multiple               20.0x        11.8x            23.9x        8.9x
Forward Earnings Growth Est.    7.8%        19.9%             4.3%       12.4%
--------------------------------------------------------------------------------

Source: ABKB/La Salle Securities
Note: Earnings growth for REITS is weighted average funds from operation ("FFO")/share growth.

Broad market investors continue to drive the largest S&P companies and certain super-growth stories to unprecedented levels of valuation, while REIT multiples are at the lowest level in the past 12 years.

REIT FFO vs. S&P

          LABEL        A                B
----------------------------------------------------
LABEL               S&P 500      Price /4 Quarter
----------------------------------------------------
     1  Q1  86             14.61           14.00
     2  Q2  86             15.20           14.85
     3  Q3                 14.02           15.14
     4  Q4                 14.68           14.97
     5  Q1  87             17.26           16.28
     6  Q2  87             17.52           16.66
     7  Q3                 17.26           15.03
     8  Q4                 12.61           12.78
     9  Q1  88             12.51           13.51
    10  Q2  88             12.18           13.53
    11  Q3                 11.61           13.52
    12  Q4                 11.34           14.14
    13  Q1  89             11.52           13.96
    14  Q2  89             12.18           14.60
    15  Q3                 13.53           14.47
    16  Q4                 13.67           14.82
    17  Q1  90             13.54           13.61
    18  Q2  90             14.32           13.37
    19  Q3                 12.24           10.52
    20  Q4                 13.34           12.06
    21  Q1  91             15.47           12.80
    22  Q2  91             15.96           12.32
    23  Q3                 17.01           12.98
    24  Q4                 18.79           14.64
    25  Q1  92             17.86           12.96
    26  Q2  92             17.44           12.95
    27  Q3                 17.55           13.78
    28  Q4                 17.68           13.98
    29  Q1  93             17.89           15.30
    30  Q2  93             17.33           14.35
    31  Q3                 16.90           14.74
    32  Q4  94             16.37           12.54
    33  Q1  94             15.20           12.28
    34  Q2  94             14.69           12.08
    35  Q3                 14.78           11.43
    36  Q4                 13.92           11.30
    37  Q1  95             13.92           10.87
    38  Q2  95             14.50           11.10
    39  Q3                 15.07           11.22
    40  Q4                 15.88           11.36
    41  Q1  96             15.36           11.27
    42  Q2  96             15.62           11.40
    43  Q3                 15.50           11.78
    44  Q4                 17.40           13.70
    45  Q1  97             15.11           12.55
    46  Q2  97             18.83           12.91
    47  Q3                 20.15           13.65
    48  Q4                 20.90           13.11
    49  Q1  98             21.60           12.20
    50  Q2  98             21.98           10.30
    51  Q3                 19.94            9.90
    52  Q4                 23.87            8.90


Source: Goldman Sachs

The large spread between REIT FFO multiples and S&P 500 PE multiples has developed since early 1997. Even if the multiples for the two groups remain stable from this point, we believe REITS should outperform due to their superior near term growth rate. In fact, while it is impossible to predict the month when sentiment toward REITS will change, we believe it will. If REITs continue to turn in stable growth in 1999, these companies should expect to rally later in the year.

REAL ESTATE FUNDAMENTALS

For most segments of the real estate business, the past several years have been a period of cyclical recovery from the depression levels of the early 1990s. While most property types and markets have now moved into equilibrium, it appears that a dynamic equilibrium will continue for some time. We do not anticipate a significant deterioration in fundamentals in the foreseeable future.

PRIVATE REAL ESTATE RETURNS


----------------------------------------------------
                        Last                Next
Avg. Returns          3 years              3 Years
------------          -------           ------------
Office                 15.5%              10%-12%
Industrial             15.3%               9%-11%
Apartment              12.5%               9%-11%
Lodging                27.0%              10%-14%
Mall Retail             6.2%                5%-7%
Strip Retail            8.9%                7%-9%
----------------------------------------------------
Source: LaSalle Advisors Investment Research

The office market is now in balance nationally, with properties in select central business districts ("CBDs") in the best position to increase their cash flows and values. There may be some excess building in certain suburban sub-markets, but this overbuilding is mostly in markets with strong secular employment growth, and should not cause significant declines in rents and occupancies. The recent real estate capital markets' disarray has helped limit new supply going forward.

Office demand is likely to be reasonable but not record-breaking. Taking supply and demand into account, we expect market rents to rise with inflation, which will often result in above-inflation increases in net operating income ("NOI"), since a number of properties still have significant built in growth as leases roll over.

The industrial market continues in equilibrium. Although we expect supply to slightly outpace absorption in 1999, we anticipate that market rental growth will equal inflation.

1998 was a good year in terms of fundamentals in the retail industry. Consumer confidence was robust and retail sales growth outpaced inflation. The pace of new supply of product slowed and the market moved towards equilibrium, reversing a trend of increasing over-supply which has persisted for the last several years. These positive indicators translated into solid internal growth for many properties, which enjoyed increases in occupancy and rising rental rates.

Stability continued to be the theme in the apartment industry in 1998. Properties maintained strong internal operating results due to both revenue gains in excess of inflation and lower or flat operating expenses. Occupancies were high across the nation as well, with strong demand growth despite a booming single-family market.

Stability should continue in the apartment sector, with solid demographic growth assured for a number of years. Despite supply concerns in some markets, most markets will be in equilibrium. In addition, we expect new supply to be sensitive to expected demand, as capital is constrained in the public debt and equity markets. Internal growth should exceed inflation, and occupancies should remain stable.

The lodging business has been in flux over the last year or so, with mergers and structural changes creating a new competitive environment with new strong - and not so strong - lodging owners and operators. These changes have overshadowed the excellent operating results achieved in 1998. Although we may see some reductions in occupancies and in the growth of room rates, the best earnings potential continues to be upscale and luxury hotels in the major central business districts, where demand is strong and supply constrained.


NET ASSET VALUE AND COMPANY VALUE

REITs are, at their core, a collection of tangible assets with value as a portfolio of properties. At various times in a real estate cycle, public companies will trade at significant differences to their Net Asset Value (NAV). We expect this difference will ordinarily be at a moderate premium of 5% to 15% to account for the organizational value of public ownership. At the beginning of 1998, valuations were at or beyond the high end of this range. Today many companies are trading at or below their NAVs.

NAV PREMIUMS/DISCOUNTS AT 12/97 AND 12/98
        ADJUSTED EBIDTA CAP RATES

---------------------------------------------------------------------
Sector                  NAV Premium/Discount          Adj. EBIDTA
                        12/31/97    12/31/98        Cap Rate 12/98
Hotel                     2.0%       -37.4%            10.8%
Diversified              27.4%        -4.6%             8.1%
Universe                 15.9%       -10.7%             8.8%
Office/Industrial        18.9%       -10.7%             8.7%
Self Storage             25.6%        -6.0%             9.4%
Retail                   18.9%        -7.8%             9.0%
Residential              12.7%        -0.2%             8.7%
---------------------------------------------------------------------

Note: Adjusted EBIDTA (Earnings Before Interest, Depreciation, Taxes, and Amortization -- and After Cap Ex and G&A Expense) is a proxy for the returns received from property by a direct owner.

PERSPECTIVE ON 1999

While the pain of 1998 will be remembered for a long time, conditions are favorable and many companies are well positioned for a period of superior relative performance:

 .    To date, the real estate industry has shown much more financial discipline than in earlier markets. Development today requires far more capital and pre-leasing than in the past; the public companies that have money are coming to realize the need for consistent, sustainable earnings growth.

 .    With continuing capital constraints, the strongest and most liquid companies will increase their advantage.

 .    The structural problems of 1998 appear to be behind us. It is unlikely that new negative legislation or broad criticism of the industry will occur in the next year or two.

 .    Almost all property sectors and regions are in a healthy equilibrium. While there could be sporadic oversupply situations in cities like Seattle, Las Vegas or Houston, the effects on occupancies and rents are expected to be moderate and short lived.

 .    With investment sentiment negative and relative valuation at a historical low, the prospect of further relative underperformance seems remote.

INVESTMENT STRATEGY

At year end the Fund's assets were allocated as follows:

                                     Mobile   Diversified/  Factory   Office/                   Self-
Regional Malls  Hotels   Apartments  Homes     Other        Outlets   Industrial     Retail    Storage
     (3%)       (13%)     (14%)      (2%)       (20%)        (3%)       (34%)        (5%)      (6%)


As we position the Fund's portfolio for 1999 and beyond, we continue to look at the real estate companies as both collections of assets and as operating entities with managements which can have a significant impact on the value of these assets. With real estate markets now in equilibrium and access to capital more restricted, relative performance becomes more closely aligned with existing property performance and management operating capabilities and less driven by the aggressive capital market and acquisition strategies which have been the hallmark of many companies over the last three years.

We anticipate a moderating but still positive economy in 1999. We know that there will be a time when the economy will go into recession and/or the broad stock market will decline, and that these events will have some impact on the operations of the REITs' properties and their ability to raise capital. In the past, it has been these difficult times that have allowed the best companies to position themselves for the best future growth.

These anticipated conditions lead us to the following strategic focus:

 .    We are increasing our focus on the best managed, more conservatively financed companies. Quality is cheaper today than it has been in several years.

 .    We are generally avoiding companies with significant dependence on acquisitions or access to equity capital to generate competitive returns. We expect access to equity to remain fairly limited for the foreseeable future.

 .    We prefer companies with strong growth potential from existing assets.
     While we continue to invest in select companies with development capabilities, the risk profile of development-oriented companies has increased.

 .    We are increasing our investment in lower risk assets and markets. This includes product types less vulnerable to a downturn in the economy (e.g., neighborhood shopping centers, net-lease owners, manufactured homes) and markets with below average supply risk.

In general, we continue to find attractive investment opportunities in all of the major property sectors. Based on current valuation levels, with the exception of the lodging sector, the differences in valuations among the various property sectors appear fairly modest.

We continue to have a bias in favor of the office and apartment sectors. Many of the better office and apartment companies underperformed in 1998 and now appear more attractive than usual. The retail and industrial companies had strong relative performance in 1998 and now appear slightly less attractive.

While valuation levels are clearly cheapest in the lodging sector, we are taking a cautious stance toward the sector due to its high risk. Our strategy is to continue to focus on the companies owning upscale, full service hotels in the CBDs.

With most sectors and regions in balance, our key criteria will be the ability and expectations of individual companies, and relative valuations.

Although 1998 was a difficult year for holders of real estate stocks, we believe that the period of relative underperformance of these stocks is near an end. Going forward they should provide a haven of solid current return and consistent earnings growth. We are positioning the Fund's investments to offer such a haven, and we appreciate your interest and support.


Very truly yours,


/s/ William K. Morrill, Jr.             /s/ Keith R. Pauley

William K. Morrill, Jr.                 Keith R. Pauley
President                               Executive Vice President

January 20, 1999

LASALLE PARTNERS MASTER TRUST -- U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
DECEMBER 31, 1998

                                                                                            Shares      Value
---------------------------------------------------------------------------------------------------------------
Real Estate Securities -- 96.0%
Apartments -- 14.1%
                         Apartment Investment & Management Co. ....................        21,100   $   784,656
                         Avalon Bay Communities, Inc. .............................        49,888     1,708,663
                         Camden Property Trust ....................................        26,800       696,800
                         Irvine Apartment Communities, Inc. .......................         8,100       258,188
                         Post Properties, Inc. ....................................        20,286       779,743
                                                                                                    -----------
                                                                                                      4,228,050
                                                                                                    -----------

Diversified/Other -- 16.2%
                         Capital Trust* ...........................................        15,700        94,200
                         Catellus Development Corp.* ..............................        38,600       552,463
                         Commercial Net Lease Realty, Inc. ........................        20,500       271,625
                         Corrections Corp. of America* ............................        23,700       417,713
                         Entertainment Properties Trust ...........................        55,600       945,200
                         Forest City Enterprises, Inc. ............................         6,800       178,500
                         Northstar Capital Investment Corp.* (a) (b) ..............        67,024     1,064,006
                         Vornado Operating Inc.* ..................................         1,685        13,585
                         Vornado Realty Trust .....................................        38,700     1,306,125
                                                                                                    -----------
                                                                                                      4,843,417
                                                                                                    -----------

Factory Outlets -- 2.9%
                         Chelsea GCA Realty, Inc. .................................        24,600       876,375
                                                                                                    -----------

Health Care-- 0.4%
                         Crestline Capital* .......................................         7,430       108,663
                                                                                                    -----------

Hotels -- 12.9%
                         Host Marriott Corp. ......................................        74,300     1,026,269
                         Meristar Hospitality .....................................        19,427       360,614
                         Meristar Hotels* .........................................        11,800        30,975
                         Patriot American Hospitality, Inc. .......................        73,899       443,394
                         Starwood Hotels & Resorts ................................        52,300     1,186,556
                         Sunterra Resorts Inc.* ...................................        54,300       814,500
                                                                                                    -----------
                                                                                                      3,862,308
                                                                                                    -----------

Mobile Homes -- 2.1%
                         Sun Communities, Inc. ....................................        17,800       619,663
                                                                                                    -----------

Office / Industrial-- 33.4%
                         Beacon Capital Partners, Inc. (a) (b) ....................        37,500   $   600,000
                         Boston Properties, Inc. ..................................        28,200       860,100
                         Crescent Real Estate .....................................        17,900       411,700

   The accompanying notes are an integral part of the financial statements.

LASALLE PARTNERS MASTER TRUST-- U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS-- CONTINUED
DECEMBER 31, 1998

                                                                                          Shares       Value
----------------------------------------------------------------------------------------------------------------
OFFICE / INDUSTRIAL -- CONTINUED
                         Duke Reality Investment, Inc. ............................        25,900       602,175
                         Equity Office Properties Trust ...........................        67,588     1,622,112
                         First Industrial Realty Trust, Inc. ......................        16,600       445,088
                         Kilroy Realty Corp. ......................................        40,000       920,000
                         Mack-Cali Realty Corp. ...................................        49,000     1,512,875
                         PS Business Parks, Inc. ..................................         7,000       167,125
                         Reckson Associates Realty Corp. ..........................        30,400       674,500
                         Reckson Services Industries, Inc.* .......................        14,592        60,192
                         Spieker Properties, Inc. .................................        41,900     1,450,788
                         Weeks Corp. ..............................................        23,900       673,680
                                                                                                    -----------
                                                                                                     10,000,335
                                                                                                    -----------

REGIONAL MALLS -- 2.9%
                         Rouse Co. ................................................        32,000       880,000
                                                                                                    -----------

RETAIL-- 5.0%
                         Developers Diversified Realty Corp. ......................        36,900       654,975
                         JDN Realty Corp. .........................................        39,200       845,250
                                                                                                    -----------
                                                                                                      1,500,225
                                                                                                    -----------
SELF STORAGE -- 6.1%
                         Public Storage, Inc. .....................................        34,600       936,363
                         Storage USA, Inc. ........................................        27,300       882,131
                                                                                                    -----------
                                                                                                      1,818,494
                                                                                                    -----------
                         Total Real Estate Securities (Cost $35,619,531) ..........                  28,737,530
                                                                                                    -----------

SHORT TERM INVESTMENTS -- 2.8%
                         Temporary Investment Fund, Inc.--TempCash Portfolio ......       417,436       417,436
                         Temporary Investment Fund, Inc.-- TempFund Portfolio .....       417,436       417,436
                                                                                                    -----------
                         Total Short Term Investments (Cost $834,872) .............                     834,872
                                                                                                    -----------
TOTAL INVESTMENTS (Cost -- $36,454,403)+ -- 98.8% .................................                  29,572,402
Other Assets in Excess of Liabilities -- 1.2% .....................................                 $   342,813
                                                                                                    -----------
NET ASSETS -- 100.0% ..............................................................                 $29,915,215
                                                                                                    ===========

________________
+    Cost for Federal income tax purposes is $36,384,208.
*    Non-income producing security.
(a) Security valued at fair value as determined in good faith under procedures established and monitored by the Board of Trustees. At December 31, 1998, these securities represented 5.6% of net assets.
(b) Security exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


    The accompanying notes are an integral part of the financial statements.

LASALLE PARTNERS MASTER TRUST -- U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1998*

--------------------------------------------------------------------------------

INVESTMENT INCOME:
        Dividend income ....................................................   $  1,403,370
        Interest income ....................................................         14,176
                                                                               ------------
                Total Investment Income ....................................      1,417,546
                                                                               ------------
EXPENSES:
        Advisory fees ......................................................        166,972
        Administration and accounting fees .................................         72,098
        Audit fees .........................................................         26,253
        Legal fees .........................................................         23,255
        Trustees fees ......................................................         18,421
        Amortization of deferred organizational costs ......................         13,986
        Custodian fees .....................................................          8,517
        Insurance expense ..................................................          5,650
        Transfer agent fees ................................................          4,500
        Other expenses .....................................................          4,085
                                                                               ------------
                Total Expenses .............................................        343,737
                                                                               ------------

        Less: Fee waivers ..................................................        (60,562)
                                                                               ------------
                Net Expenses ...............................................        283,175
                                                                               ------------
NET INVESTMENT INCOME ......................................................      1,134,371
                                                                               ------------

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENT:
        Net realized (loss) on investments .................................       (658,102)
        Net change in unrealized (depreciation) on investments .............     (6,882,001)
                                                                               ------------

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENT TRANSACTIONS ..............     (7,540,103)
                                                                               ------------

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................   $ (6,405,732)
                                                                               ============

________________________

* Commencement of operations was March 30, 1998

   The accompanying notes are an integral part of the financial statements.

LASALLE PARTNERS MASTER TRUST -- U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1998*

--------------------------------------------------------------------------------

OPERATIONS:
        Net investment income ..............................................   $  1,134,371
        Net realized (loss) on investments .................................       (658,102)
        Net change in unrealized (depreciation) on investments .............     (6,882,001)
                                                                               ------------
        Net (decrease) in net assets resulting from operations .............     (6,405,732)
                                                                               ------------
CAPITAL SHARE TRANSACTIONS:
        Contributions ......................................................     43,527,414
        Withdrawals ........................................................     (7,306,467)
                                                                               ------------

        Net increase in net assets resulting from capital share transactions     36,220,947
                                                                               ------------
Net increase in net assets .................................................     29,815,215

NET ASSETS AT BEGINNING OF PERIOD ..........................................        100,000
                                                                               ------------

NET ASSETS AT END OF PERIOD ................................................   $ 29,915,215
                                                                               ============

________________

* Commencement of operations was March 30, 1998

   The accompanying notes are an integral part of the financial statements.

LASALLE PARTNERS MASTER TRUST -- U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                               For the period from
                                                                     March 30, 1998* through December 31, 1998
                                                                     -----------------------------------------
Net assets, end of period (000's) ..........................................   $     29,915

Ratio of net expenses to average net assets (1) (2) ........................           1.27%

Ratio of net investment income to average net assets (1) (3) ...............           5.10%

Portfolio turnover rate ....................................................             31%

______________________

* Commencement of operations

(1)  Annualized.

(2) The annualized expense ratio without waivers and reimbursements for the period ended December 31, 1998 would have been 1.55% .

(3) The annualized net investment income ratio without waivers and reimbursements for the period ended December 31, 1998 would have been 4.82%.


   The accompanying notes are an integral part of the financial statements.

LA SALLE PARTNERS MASTER TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

LaSalle Partners Master Trust (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company currently offering one portfolio: U.S. Real Estate Portfolio (the "Portfolio"). The Trust was organized on December 29, 1997 and commenced operations on March 30, 1998. On that date, the LaSalle U.S. Public Real Estate Securities Fund, L.P. and the LaSalle Partners U.S. Real Estate Fund contributed assets with a value of $38,411,064 and $100,000, respectively, in exchange for beneficial interest in the Portfolio. The Trust operates under a "master/feeder" structure where the feeder funds invest substantially all of their investable assets in the Trust.


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION:
Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sales price. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid price. Securities or other assets for which market quotations are not readily available are valued at their fair value determined in good faith under procedures established and monitored by the Trust's Board of Trustees. These procedures may include the use of an independent pricing service which calculates prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Proceeds resulting from the sale of these securities may differ significantly from the fair value assigned by the Board of Trustees. Debt obligations with maturities of 60 days or less are valued at amortized cost.

B) FEDERAL INCOME TAXES:
The Trust will be classified as a partnership for federal income tax purposes. Any interest, dividends and gains or losses of the Trust will be deemed to have been "passed through" to the feeder funds. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

C) INVESTMENT INCOME AND SECURITY TRANSACTIONS:
Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those specific to securities sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities. Expenses solely attributable to the Trust are charged directly to the Trust, while expenses attributable to both the Trust and a feeder fund are allocated among both.

LA SALLE PARTNERS MASTER TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

D) DEFERRED ORGANIZATION COSTS:
The Trust has capitalized certain costs in connection with its organization. All such costs are being amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

NOTE 3-- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an Investment Management Agreement with ABKB/LaSalle Securities Limited known as LaSalle Partners Real Estate Securities (the "Manager"). The Manager is entitled to a fee from the Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.75% of the Portfolio's average daily net assets. For the period ended December 31, 1998, the Manager voluntarily waived fees totalling $22,263. Certain officers and trustees of the Trust are also affiliates of the Manager. No officer or trustee of the Trust who is an officer, director, or shareholder of the Manager receives any compensation from the Trust.

The Trust has entered into an Administration and Accounting Services Agreement with PFPC Inc. (the "Administrator"), under which the Administrator provides administration and accounting services to the Trust pursuant to the Agreement. For the period ended December 31, 1998, the Administrator voluntarily waived fees totalling $38,299.

NOTE 4 -- SECURITIES TRANSACTIONS

For the period ended December 31, 1998, purchases of portfolio securities (other than short-term securities) were $9,216,589. Sales of portfolio securities were $11,183,295.


NOTE 5 -- INVESTMENT TRANSACTIONS:

At December 31, 1998, gross unrealized appreciation and depreciation for federal income tax purposes of investment securities for the Portfolio was as follows:

        Gross Unrealized Appreciation........................  $     78,693
        Gross Unrealized Depreciation........................    (6,890,499)
                                                               ------------
                                                               $ (6,811,806)
                                                               ============

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Investors and Board of Trustees
of LaSalle Partners Master Trust:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Real Estate Portfolio of LaSalle Partners Master Trust (the "Trust") at December 31, 1998, the result of its operations, the changes in its net assets and the financial highlights for the period March 30, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 12, 1999

LASALLE PARTNERS FUNDS, INC. -- LASALLE PARTNERS U.S. REAL ESTATE FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

--------------------------------------------------------------------------------

ASSETS:
        Investment in LaSalle Partners Master Trust-- U.S. Real Estate Portfolio    $ 103,935
        Deferred organization costs ............................................       90,305
        Prepaid expenses .......................................................       20,616
        Receivable from Investment Manager .....................................        4,175
                                                                                    ---------
                Total Assets ...................................................      219,031
                                                                                    ---------
LIABILITIES:
        Distribution payable to shareholders ...................................          317
        Accrued expenses and other liabilities .................................       20,080
                                                                                    ---------
                Total Liabilities ..............................................       20,397
                                                                                    ---------

NET ASSETS .....................................................................    $ 198,634
                                                                                    =========


COMPOSITION OF NET ASSETS:
        Capital Stock, par value $.01 per share, 100,000,000 shares authorized      $     256
        Additional paid-in capital ...........................................        243,764
        Accumulated net realized (loss) on investments .......................         (3,529)
        Net unrealized (depreciation) on investments .........................        (41,857)
                                                                                    ---------
                                                                                    $ 198,634
                                                                                    =========


NET ASSET VALUE PER SHARE:
        Institutional Class: Net Assets ......................................      $ 153,794
        Shares outstanding ...................................................         19,817
                                                                                    ---------

        Net Asset Value, Offering and Redemption Price per Share .............      $    7.76
                                                                                    =========


        Retail Class: Net Assets .............................................      $  44,840
        Shares outstanding ...................................................          5,769
                                                                                    ---------

        Net Asset Value, Offering and Redemption Price per Share .............      $    7.77
                                                                                    ---------

LASALLE PARTNERS FUNDS, INC. -- LASALLE PARTNERS U.S. REAL ESTATE FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1998*

--------------------------------------------------------------------------------

INVESTMENT INCOME:
        Investment Income allocated from LaSalle Partners Master Trust --
          U.S. Real Estate Portfolio .........................................   $   7,402
        Expenses allocated from LaSalle Partners Master Trust --
          U.S. Real Estate Portfolio .........................................      (1,582)
                                                                                 ---------
        Net Investment Income allocated from LaSalle Partners Master Trust --
          U.S. Real Estate Portfolio .........................................       5,820
                                                                                 ---------
EXPENSES:
        Transfer agent fees ..................................................      45,540
        State registration fees ..............................................      33,124
        Administration and accounting fees ...................................      27,322
        Legal fees ...........................................................      23,255
        Insurance fees .......................................................      22,600
        Directors fees .......................................................      18,421
        Amortization of organizational costs .................................      16,012
        Shareholders' reports ................................................       6,527
        Audit fees ...........................................................       4,923
        Distribution fees-- Retail Class .....................................          79
        Other expenses .......................................................       3,223
                                                                                 ---------
                Total Expenses ...............................................     201,026
                                                                                 ---------

        Less: Fee waivers ....................................................     (36,431)
              Expense reimbursements .........................................    (164,587)
                                                                                 ---------

NET INVESTMENT INCOME ........................................................       5,812
                                                                                 ---------

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS FROM LASALLE PARTNERS
  MASTERS TRUST U.S. REAL ESTATE PORTFOLIO:
        Net realized (loss) on investments ...................................      (3,529)
        Net change in unrealized (depreciation) on investments ...............     (41,857)
                                                                                 ---------

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ............................     (45,386)
                                                                                 ---------

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................   $ (39,574)
                                                                                 =========

_____________________

* Commencement of operations was March 30, 1998

   The accompanying notes are an integral part of the financial statements.

LASALLE PARTNERS FUNDS, INC. -- LASALLE PARTNERS U.S. REAL ESTATE FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1998*

--------------------------------------------------------------------------------

OPERATIONS:
        Net investment income .......................................................   $   5,812
        Net realized (loss) on investments from LaSalle Partners Master Trust
          U.S. Real Estate Portfolio ................................................      (3,529)
        Change in unrealized (depreciation) of investments from LaSalle Partners
          Master Trust U.S. Real Estate Portfolio ...................................     (41,857)
                                                                                        ---------
        Net decrease in net assets resulting from operations ........................     (39,574)
                                                                                        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income:
        Institutional Class .........................................................      (4,261)
        Retail Class ................................................................      (1,193)
                                                                                        ---------
        Total from net investment income ............................................      (5,454)
                                                                                        ---------

        From capital:
        Institutional Class .........................................................        (338)
        Retail Class ................................................................         (71)
                                                                                        ---------
        Total from capital ..........................................................        (409)
                                                                                        ---------

        Total Distributions .........................................................      (5,863)
                                                                                        ---------

CAPITAL SHARE TRANSACTIONS:
        Net increase in net assets resulting from capital share transactions ........     144,071
                                                                                        ---------

        Total increase in net assets ................................................      98,634
                                                                                        ---------

        Net assets at beginning of period ...........................................     100,000
                                                                                        ---------

        Net assets at end of period .................................................   $ 198,634
                                                                                        =========

___________________

* Commencement of operations was March 30, 1998

   The accompanying notes are an integral part of the financial statements.

LASALLE PARTNERS FUNDS, INC. -- LASALLE PARTNERS U.S. REAL ESTATE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD FROM
                                                              MARCH 30, 1998* THROUGH DECEMBER 31, 1998
                                                              ------------------------------------------
                                                                Institutional                Retail
                                                                    Class                    Class
                                                                  ---------                ---------
Net asset value, beginning of period ...........................   $   10.00              $   10.00

Increase/(Decrease) from operations:
Net investment income from operations ..........................        0.26                   0.22
Net realized and unrealized (loss) on investments ..............       (2.24)                 (2.23)
                                                                    --------              ---------
Total from investment operations ...............................       (1.98)                 (2.01)

Less Distributions:
Distributions from net investment income .......................       (0.24)                 (0.20)
Distributions from return of capital ...........................       (0.02)                 (0.02)
                                                                   ---------              ---------
Total Distributions ............................................       (0.26)                 (0.22)
Net asset value, end of period .................................   $    7.76              $    7.77
                                                                   =========              =========

Total Return (2) ...............................................      (19.92)%               (20.22)%

Ratios/Supplementary Data:
Net assets, end of period (000) ................................   $     154              $      45
Ratio of net expenses to average net assets (1) (3) (5) ........        1.05%                  1.45%
Ratio of net investment income to average net assets (1) (4) (5)        4.28%                  3.93%
Portfolio turnover rate on LaSalle Partners Master Trust
  U.S. Real Estate Portfolio ...................................          31%                    31%

__________________

*    Commencement of operations.

(1)  Annualized.
(2)  Not annualized.
(3) The annualized expense ratio without waivers and reimbursements for the period ended December 31, 1998 would have been 113.17% and 143.31% for the Institutional and Retail Classes, respectively.
(4) The annualized net investment income ratio without waivers and reimbursements for the period ended December 31, 1998 would have been (106.79)% and (136.93)% for the Institutional and Retail Classes, respectively.
(5) Expense and net investment income ratios represent the combined ratios for the LaSalle Partners U.S. Real Estate Fund and its pro rata share of the LaSalle Partners Masters Trust U.S. Real Estate Portfolio's expenses and income.

   The accompanying notes are an integral part of the financial statements.

LASALLE PARTNERS FUNDS, INC. -- LASALLE PARTNERS U.S. REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

LaSalle Partners Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company currently offering one series: LaSalle Partners U.S. Real Estate Fund (the "Fund"). The Company was organized on December 29, 1997 and commenced operations on March 30, 1998. The Fund invests solely in the U.S. Real Estate Portfolio of the LaSalle Partners Master Trust (the "Portfolio"). The value of the Fund's investment in the Portfolio, included in the accompanying Statement of Assets and Liabilities, reflects the Fund's beneficial interest in the net assets of the Portfolio. At December 31, 1998 the Fund held a 0.3% interest in the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATIONS:
The value of the Fund's beneficial interest in the Portfolio is determined by multiplying the net assets of the Portfolio by the Fund's proportionate share of the Portfolio. Valuation of securities held by the Portfolio is discussed in
Note 2(a) of the financial statements of LaSalle Partners Master Trust.

B) FEDERAL INCOME TAXES:
It is the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income, including any net realized gains to shareholders. Accordingly, no provision for federal taxes is required in the financial statements.

C) INVESTMENT INCOME AND SECURITY TRANSACTIONS:
The Fund records its proportionate share of the Portfolio's net investment income, realized and unrealized gains and losses. The Fund receives daily allocations of investment operations from the Portfolio based on its beneficial interest in the Portfolio. d) Deferred Organization Expenses: The fund has capitalized costs in connection with its organization. All such costs are being amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

E) DISTRIBUTIONS TO SHAREHOLDERS:
Dividends, if any, from net investment income are declared and paid quarterly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   The accompanying notes are an integral part of the financial statements.

LASALLE PARTNERS FUNDS, INC. -- LASALLE PARTNERS U.S. REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

As of December 31, 1998, a reclassification of $51 has been made between the accumulated undistributed net investment income account and paid-in-capital.

F) MULTIPLE CLASSES OF SHARES:
The Fund is divided into Institutional and Retail Class shares. The Retail Class of shares is separately charged its distribution and shareholder services fees. Income and expenses that are not specific to a particular class, and realized and unrealized gains and losses, are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund. Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

LaSalle Partners Real Estate Securities (the "Manager") has voluntarily agreed to reimburse the operating expenses in excess of 1.45% and 1.05% for the Retail and Institutional Classes respectively. For the period ended December 31, 1998, the Manager reimbursed the Fund $164,587. Certain officers and directors of the Company are also officers, directors, and shareholders of the Manager. No officer or director of the Company who is an affiliate of the Manager receives any compensation from the Fund.

The Company has entered into an Administration Agreement with PFPC Inc. (the "Administrator"), whereby the Administrator provides certain fund accounting and administrative services to the Fund. For the period ended December 31, 1998, the Administrator voluntarily waived $36,431.

Funds Distributor, Inc. (the "Distributor") serves as the principal underwriter and distributor of the Fund. The Company has adopted a distribution plan for the Retail Class of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides for the payment of a distribution fee from the assets of the Retail Class for activities primarily intended to result in the sale of Retail Class shares. Distribution fees paid under the plan may not exceed 0.75% annually of the average daily net assets of the Retail Class. The Board of Directors of the Company has authorized payment of an annual distribution fee of 0.25%. For the period ended December 31, 1998 there was $79 accrued in distribution fees, but no payments made under the distribution plan during 1998.

Under a shareholder services plan adopted for the Retail Class, the Fund may pay shareholder services fees to financial services firms and others who have entered into shareholder services agreements with the Company.

LASALLE PARTNERS FUNDS, INC. -- LASALLE PARTNERS U.S. REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

These fees are paid for services provided to Retail Class shareholders, including shareholder assistance and communications, and maintenance of shareholder accounts. Shareholder services fees paid under the plan may not exceed 0.25% annually of the average net assets of the Retail Class attributable to applicable shareholder accounts. The Board of Directors of the Company has authorized payment of an annual shareholder services fee of 0.15% of average daily net assets. For the period ended December 31, 1998, there was $47 accrued in shareholder services fees, but no payments made under the shareholder services plan.

NOTE 4 -- SHARE CAPITAL:

The Fund is authorized to issue up to 50 million Retail Class shares and 50 million Institutional Class shares with a par value of $.01 per share. At December 31, 1998, LaSalle Partners Co-Investment, Inc. owned 39.1% of the Fund's outstanding shares. Transactions in shares of capital stock, for the period ended December 31, 1998, were as follows:


                                  Institutional Class          Retail Class
                                  -------------------      -------------------
                                   Shares     Amount       Shares     Amount
                                  -------     -------      -------     -------
     Shares Issued .............   11,576    $105,054       5,613    $ 55,008
     Shares reinvested .........      563       4,599          57         472
     Shares redeemed ...........   (2,223)    (21,054)         (1)         (8)
                                   ------    --------       -----    --------
     Net increase ..............    9,916    $ 88,599       5,669    $ 55,472
                                   ------    --------       -----    --------


NOTE 5 -- CAPITAL LOSS CARRYOVERS:

The Fund has a net tax-basis capital loss carryforward of $3,529 as of December 31, 1998, which may be applied against any realized net taxable capital gain in subsequent years until fully utilized or until the expiration date, whichever occurs first. The carryover expires in 2006.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of LaSalle Partners Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LaSalle Partners U.S. Real Estate Fund of LaSalle Partners Fund, Inc. (the "Company") at December 31, 1998, the result of its operations, the changes in its net assets and the financial highlights for the period March 30, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 12, 1999

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a Fund prospectus containing more information about the Fund, including expenses. Please read the prospectus carefully before you invest or send your money.

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.